UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

ATHEROS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50534	77-0485570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5480 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 773-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information required to be disclosed under this Item 1.01 is set forth below in Item 2.01 and incorporate herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 14, 2007, Atheros Communications, Inc., a Delaware corporation (“Atheros”), purchased substantially all the assets and assumed certain liabilities of u-Nav Microelectronics Corporation, a Delaware corporation (the “Company”), pursuant to an asset purchase agreement dated December 13, 2007 (the “Agreement”), for approximately $54 million in stock and cash. Under the terms of the Agreement, Atheros paid $15.4 million in cash, of which $5 million will be held in escrow for a period of 12 months, and issued 1,280,000 shares of Atheros common stock. In addition, pursuant to an earn-out agreement, Atheros agreed to issue up to 400,000 additional shares of Atheros common stock upon attainment of certain milestones in 2008. Atheros also agreed to issue an aggregate of 150,000 shares of restricted stock to certain employees of the Company. In connection with the purchase, Atheros entered into several ancillary agreements, including an earn-out agreement and escrow agreement.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

On December 13, 2007, Atheros issued a press release announcing the Agreement. A copy of the release is filed herewith as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities

Under the terms of the Agreement described in Item 2.01 above, Atheros issued 1,280,000 shares of Common Stock, $0.0005 par value, to the Company at closing (the “Closing Shares”) and agreed to issue up to 400,000 additional shares of Common Stock to the Company upon attainment of certain milestones (the “Earn-Out Shares”). The Closing Shares are, and, if issued, the Earn-Out Shares will be, subject to a 12 month lockup period. The Closing Shares were issued and the Earn-Out Shares will be issued pursuant to an exemption from registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The financial statements required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. Atheros will file the required financial statements prior to February 29, 2008.

(b)	Proforma Financial Information.

The proforma financial information required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. Atheros will file the required proforma financial information prior to February 29, 2008.

(d)	Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated December 13, 2007, by and between Atheros Communications, Inc., a Delaware corporation, and u-Nav Microelectronics Corporation, a Delaware corporation.

The following exhibits and schedules to the Asset Purchase Agreement have been omitted. Atheros will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	Excluded Assets

	Exhibit B	Assumed Liabilities

	Exhibit C	Form of Transferee Joinder

	Exhibit D	Form of Earn-Out Agreement

	Exhibit E	Form of Escrow Agreement

	Exhibit F-1	Form of Acquirer Officer’s Certificate

	Exhibit F-2	Form of Acquirer Secretary’s Certificate

	Exhibit G-1	Form of the Company Officer’s Certificate

	Exhibit G-2	Form of the Company Secretary’s Certificate

	Exhibit H	Form of FIRPTA Certificate

	Exhibit I-1	Form of Employment Agreement

	Exhibit I-2	Form of Confidentiality and Invention Assignment Agreement

	Exhibit J	Form of Bill of Sale

	Exhibit K	Form of Assignment and Assumption Agreement

	Exhibit L	Form of Release

	Exhibit M	Form of Patent Assignment

	Exhibit N	Form of Trademark Assignment

	Exhibit O	Form of Copyright Assignment

	Exhibit P	Form of Assignment of Purchase Agreement

	Schedule 1.1(c)(i)	Receivables

	Schedule 1.1(c)(ii)	Inventory

	Schedule 1.1(c)(iii)	Tangible Assets

	Schedule 1.1(c)(v)	Contracts

	Schedule 1.1(c)(vi)	Domain Names

	Schedule 9.2	Allocation

99.1	Press Release dated December 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2007

ATHEROS COMMUNICATIONS, INC.

By:	/s/ Jack R. Lazar
Name:	Jack R. Lazar
Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated December 13, 2007, by and between Atheros Communications, Inc., a Delaware corporation, and u-Nav Microelectronics Corporation, a Delaware corporation.

The following exhibits and schedules to the Asset Purchase Agreement have been omitted. Atheros will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	Excluded Assets

	Exhibit B	Assumed Liabilities

	Exhibit C	Form of Transferee Joinder

	Exhibit D	Form of Earn-Out Agreement

	Exhibit E	Form of Escrow Agreement

	Exhibit F-1	Form of Acquirer Officer’s Certificate

	Exhibit F-2	Form of Acquirer Secretary’s Certificate

	Exhibit G-1	Form of the Company Officer’s Certificate

	Exhibit G-2	Form of the Company Secretary’s Certificate

	Exhibit H	Form of FIRPTA Certificate

	Exhibit I-1	Form of Employment Agreement

	Exhibit I-2	Form of Confidentiality and Invention Assignment Agreement

	Exhibit J	Form of Bill of Sale

	Exhibit K	Form of Assignment and Assumption Agreement

	Exhibit L	Form of Release

	Exhibit M	Form of Patent Assignment

	Exhibit N	Form of Trademark Assignment

	Exhibit O	Form of Copyright Assignment

	Exhibit P	Form of Assignment of Purchase Agreement

	Schedule 1.1(c)(i)	Receivables

	Schedule 1.1(c)(ii)	Inventory

	Schedule 1.1(c)(iii)	Tangible Assets

	Schedule 1.1(c)(v)	Contracts

	Schedule 1.1(c)(vi)	Domain Names

	Schedule 9.2	Allocation

99.1	Press Release dated December 13, 2007.